                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                       TO THE HOLDERS OF:
BANK OF                     CORPORATE BOND-BACKED CERTIFICATES
  NEW                       Series 1998-NSC-1
  YORK                      Class A-1 Certificates

                                CUSIP NUMBER: 219-87H-AN5

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period
ending :     MAY 15, 2006

INTEREST ACCOUNT
----------------
Balance as of November 15, 2006                                                                                 $0.00
      Schedule Income received on securities....................................                          $530,565.00
      Unscheduled Income received on securities.................................                                $0.00
      Interest Received on sale of securities...................................                                $0.00
LESS:
      Distribution to Class A-1 Holders.........................................  $527,565.00
      Distribution to Swap Counterparty.........................................        $0.00
      Trustee Fees..............................................................    $2,250.00
      Fees allocated for third party expenses...................................      $750.00
Balance as of May 15, 2006                                                           Subtotal                   $0.00


PRINCIPAL ACCOUNT
-----------------
Balance as of November 15, 2006                                                                                 $0.00
      Scheduled Principal payment received on securities........................                          $456,935.00
      Principal received on sale of securities..................................                                $0.00
LESS:
      Distribution to Class A-1 Holders.........................................  $456,935.00
      Distribution to Swap Counterparty.........................................        $0.00
Balance as of May 15, 2006                                                           Subtotal                   $0.00
                                                                                     Balance                    $0.00

                 UNDERLYING SECURITIES HELD AS OF: May 15, 2006
                             $25,000,000 7.90% NOTES
                                    ISSUED BY
                          NORFOLK SOUTHERN CORPORATION
                              CUSIP# : 655-844-AK4